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                                                                    EXHIBIT 23.1



                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated February 18, 1999, in
the Registration Statement (Form S-1 No. 33-   ) and related Prospectus of
MapQuest.com, Inc.



                                                /s/ Ernst & Young LLP


Harrisburg, Pennsylvania
February 18, 1999